________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 17, 2000

                              -------------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                  000-23709                                     13-3870996
          (COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NO.)

  450 WEST 33RD STREET, NEW YORK, NEW YORK                         10001
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

________________________________________________________________________________

ITEM 5. OTHER EVENTS.

    Attached hereto as Exhibit 99.1, and incorporated by reference herein, is a copy of a press release issued by DoubleClick Inc. announcing the resignation of
M. Anthony White from its Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT
NUMBER
-------
99.1     Press Release issued by DoubleClick Inc. on March 17, 2000 announcing the resignation of M. Anthony White.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DOUBLECLICK INC.
                                 .....................................
                                 (Registrant)

                                  By: /s/ Elizabeth Wang
                                      .................................
                                      Name: Elizabeth Wang
                                      Title: Vice President and General Counsel


Dated: March 17, 2000